                                 EXHIBIT 99.16

[LOGO]POPULAR                   PRELIMINARY SAMPLE                        [LOGO]
      ABS, INC.(SM)             POPULAR ABS 2005-5                         FBR


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-5                                                      GROUP II
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Current Principal Balance ($)     Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                     11       491,938.22       0.11      8.214         359      73.65        598
50,000.01 - 100,000.00              375    29,807,658.01       6.68      7.450         358      83.01        621
100,000.01 - 150,000.00             558    69,952,751.00      15.68      7.289         358      83.66        626
150,000.01 - 200,000.00             466    81,358,469.27      18.23      7.050         358      83.51        631
200,000.01 - 250,000.00             282    63,315,439.53      14.19      7.038         358      82.96        631
250,000.01 - 300,000.00             222    60,708,265.06      13.61      6.964         358      82.72        630
300,000.01 - 350,000.00             139    45,081,845.49      10.10      6.945         358      83.04        632
350,000.01 - 400,000.00              91    34,269,217.91       7.68      7.127         358      83.75        635
400,000.01 - 450,000.00              56    23,857,794.99       5.35      6.901         358      82.60        641
450,000.01 - 500,000.00              42    20,129,524.92       4.51      7.156         358      83.76        641
500,000.01 - 550,000.00              13     6,807,162.47       1.53      6.694         358      83.37        659
550,000.01 - 600,000.00               8     4,584,157.67       1.03      7.419         359      79.17        667
600,000.01 - 650,000.00               2     1,254,529.20       0.28      6.222         357      82.49        635
650,000.01 - 700,000.00               1       686,900.00       0.15      5.650         358      89.21        678
700,000.01 - 750,000.00               4     2,966,175.20       0.66      6.379         358      71.93        646
900,000.01 - 950,000.00               1       920,000.00       0.21      7.250         359      80.00        730
----------------------------------------------------------------------------------------------------------------
Total:                            2,271   446,191,828.94     100.00      7.084         358      83.11        632
----------------------------------------------------------------------------------------------------------------
Min:   $30,622.05
Max:   $920,000.00
Average:   $196,473.72
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Current Gross Rate                Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
4.500 - 4.999                         4     1,121,869.95       0.25      4.990         358      81.42        647
5.000 - 5.499                        22     5,433,878.87       1.22      5.364         358      78.52        696
5.500 - 5.999                       145    34,069,874.55       7.64      5.858         359      82.63        660
6.000 - 6.499                       336    68,247,741.06      15.30      6.301         358      81.89        651
6.500 - 6.999                       679   139,085,573.25      31.17      6.766         358      83.51        640
7.000 - 7.499                       381    70,657,310.18      15.84      7.265         358      83.75        641
7.500 - 7.999                       370    73,538,045.86      16.48      7.748         358      83.42        610
8.000 - 8.499                       130    23,167,060.88       5.19      8.257         358      84.28        595
8.500 - 8.999                       117    20,003,637.30       4.48      8.761         358      82.39        577
9.000 - 9.499                        35     4,281,131.73       0.96      9.257         358      83.60        565
9.500 - 9.999                        33     4,453,249.54       1.00      9.717         358      82.45        562
10.000 - 10.499                       8       804,829.66       0.18     10.250         358      81.29        570
10.500 - 10.999                       8     1,067,361.64       0.24     10.849         358      79.98        551
11.000 - 11.499                       1       104,966.38       0.02     11.490         359      50.00        557
11.500 - 11.999                       2       155,298.09       0.03     11.675         359      80.74        577
----------------------------------------------------------------------------------------------------------------
Total:                            2,271   446,191,828.94     100.00      7.084         358      83.11        632
----------------------------------------------------------------------------------------------------------------
Min:   4.990
Max:   11.990
Weighted Average:   7.084
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 1  of  8

POPULAR ABS 2005-5                                                      GROUP II
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
FICO                              Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
500 - 524                           124    23,793,339.03       5.33      8.126         357      73.21        514
525 - 549                            82    15,775,268.13       3.54      8.288         359      76.44        537
550 - 574                           123    25,556,624.40       5.73      7.629         358      81.22        563
575 - 599                           297    50,905,207.97      11.41      7.281         358      83.04        589
600 - 624                           396    70,833,262.42      15.88      7.046         358      82.85        613
625 - 649                           474    95,783,487.68      21.47      6.927         358      85.05        636
650 - 674                           380    76,774,410.68      17.21      6.852         358      84.65        661
675 - 699                           195    40,737,234.25       9.13      6.762         358      85.64        686
700 - 724                            89    18,989,790.43       4.26      6.644         358      81.86        710
725 - 749                            52    11,743,131.90       2.63      6.627         358      84.89        736
750 - 774                            42    11,242,659.56       2.52      6.827         358      84.90        762
775 - 799                             9     2,850,793.43       0.64      6.430         359      80.69        786
800 - 824                             8     1,206,619.06       0.27      6.638         358      78.77        806
----------------------------------------------------------------------------------------------------------------
Total:                            2,271   446,191,828.94     100.00      7.084         358      83.11        632
----------------------------------------------------------------------------------------------------------------
Min:   500
Max:   814
NZ Weighted Average:   632
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Original LTV                      Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
0.00 - 49.99                         13     1,830,889.28        0.41     7.969         358      40.93        571
50.00 - 54.99                        12     2,309,836.50        0.52     7.537         358      53.03        577
55.00 - 59.99                        21     4,338,652.64        0.97     6.886         359      57.39        625
60.00 - 64.99                        25     4,304,545.12        0.96     7.501         358      63.13        559
65.00 - 69.99                        42     8,766,901.73        1.96     7.189         358      67.34        583
70.00 - 74.99                        78    17,311,440.67        3.88     7.325         358      72.16        596
75.00 - 79.99                       138    30,376,067.46        6.81     7.225         358      77.51        603
80.00 - 80.00                     1,098   208,223,707.39      46.67      6.927         358      80.00        642
80.01 - 84.99                        67    15,334,357.07        3.44     6.735         358      83.63        612
85.00 - 89.99                       167    36,742,042.96        8.23     7.198         358      86.30        614
90.00 - 94.99                       259    54,318,791.49      12.17      7.261         358      90.38        632
95.00 - 99.99                       100    19,119,274.10        4.28     7.362         358      95.69        640
100.00 >=                           251    43,215,322.53        9.69     7.223         358     100.00        663
----------------------------------------------------------------------------------------------------------------
Total:                            2,271   446,191,828.94     100.00      7.084         358      83.11        632
----------------------------------------------------------------------------------------------------------------
Min:   25.41
Max:   100.00
Weighted Average:   83.11
% > 80:   37.82
% > 90:   15.28
% > 95:   10.89
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Original Term (months)            Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
360                               2,271   446,191,828.94     100.00      7.084         358      83.11        632
----------------------------------------------------------------------------------------------------------------
Total:                            2,271   446,191,828.94     100.00      7.084         358      83.11        632
----------------------------------------------------------------------------------------------------------------
Min:   360
Max:   360
Weighted Average:   360
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 2  of  8

POPULAR ABS 2005-5                                                      GROUP II
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Stated Remaining Term (months)    Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
301 - 360                         2,271   446,191,828.94     100.00      7.084         358      83.11        632
----------------------------------------------------------------------------------------------------------------
Total:                            2,271   446,191,828.94     100.00      7.084         358      83.11        632
----------------------------------------------------------------------------------------------------------------
Min:   338
Max:   360
Weighted Average:   358
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
FRM                                # of        Principal       Curr      Gross   Remaining    Average    Average
ARM                               Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
ARM                               2,271   446,191,828.94     100.00      7.084         358      83.11        632
----------------------------------------------------------------------------------------------------------------
Total:                            2,271   446,191,828.94     100.00      7.084         358      83.11        632
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Product                           Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
ARM 2/28                          1,292   223,304,757.01      50.05      7.279         358      82.60        618
ARM 2/28 - 60mo IO                  487   114,643,460.19      25.69      6.877         358      83.54        650
ARM 3/27                            270    53,081,132.62      11.90      7.232         358      83.74        626
ARM 3/27 - 60mo IO                  102    25,941,717.45       5.81      6.625         358      84.00        658
ARM 5/25                             85    19,158,682.51       4.29      6.751         359      83.92        641
ARM 5/25 - 60mo IO                   35    10,062,079.16       2.26      6.159         359      82.36        681
----------------------------------------------------------------------------------------------------------------
Total:                            2,271   446,191,828.94     100.00      7.084         358      83.11        632
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
Prepayment Penalty Original        # of        Principal       Curr      Gross   Remaining    Average    Average
Term (months)                     Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
0                                   452    86,270,881.45      19.33      7.335         358      83.19        633
6                                     2       202,071.32       0.05      8.248         359      80.00        577
12                                  195    55,429,072.60      12.42      7.286         358      81.42        621
24                                1,139   206,454,667.90      46.27      6.981         358      83.19        634
36                                  354    70,560,449.65      15.81      7.084         358      83.71        629
60                                  129    27,274,686.02       6.11      6.659         359      84.23        643
----------------------------------------------------------------------------------------------------------------
Total:                            2,271   446,191,828.94     100.00      7.084         358      83.11        632
----------------------------------------------------------------------------------------------------------------
Loans with Penalty:   80.67
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Lien                              Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
First Lien                        2,271   446,191,828.94     100.00      7.084         358      83.11        632
----------------------------------------------------------------------------------------------------------------
Total:                            2,271   446,191,828.94     100.00      7.084         358      83.11        632
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 3  of  8

POPULAR ABS 2005-5                                                      GROUP II
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Documentation Type                Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
Full Doc                          1,412   259,829,636.56      58.23      6.951         358      84.68        621
SI                                  838   180,461,240.47      40.44      7.272         358      80.85        647
Alt Doc                              19     5,460,407.53       1.22      7.264         358      82.68        626
Lite Doc                              2       440,544.38       0.10      6.486         358      88.74        693
----------------------------------------------------------------------------------------------------------------
Total:                            2,271   446,191,828.94     100.00      7.084         358      83.11        632
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Loan Purpose                      Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
Cashout Refinance                 1,259   259,142,382.82      58.08      7.117         358      83.01        618
Purchase                            914   170,041,892.90      38.11      7.059         358      83.03        654
Rate/Term Refinance                  98    17,007,553.22       3.81      6.842         358      85.49        630
----------------------------------------------------------------------------------------------------------------
Total:                            2,271   446,191,828.94     100.00      7.084         358      83.11        632
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Property Type                     Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
Single Family Detached            2,013   388,161,241.33      86.99      7.064         358      83.39        632
Duplex                              104    28,360,081.28       6.36      7.271         358      79.63        615
Condominium                         137    25,429,761.12       5.70      7.146         358      82.27        639
Triplex                               8     2,567,607.71       0.58      7.461         358      84.72        670
Townhouse                             7     1,372,987.60       0.31      7.073         359      89.24        642
Quadruplex                            1       178,850.06       0.04      6.890         359      68.58        795
Row Home                              1       121,299.84       0.03      6.990         358      90.00        574
----------------------------------------------------------------------------------------------------------------
Total:                            2,271   446,191,828.94     100.00      7.084         358      83.11        632
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Occupancy Type                    Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
Owner-Occupied                    2,208   434,829,747.85      97.45      7.068         358      83.13        631
Non-Owner Occupied                   62    11,203,018.27       2.51      7.689         358      82.51        665
Second Home                           1       159,062.82       0.04      7.500         358      90.00        655
----------------------------------------------------------------------------------------------------------------
Total:                            2,271   446,191,828.94     100.00      7.084         358      83.11        632
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

POPULAR ABS 2005-5                                                      GROUP II
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
State                             Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
California                          172    53,651,353.57      12.02      6.970         358      80.19        641
Florida                             233    45,488,712.67      10.19      7.172         358      82.05        638
New York                            122    39,290,259.90       8.81      7.270         358      78.64        602
Michigan                            267    36,417,497.58       8.16      7.022         358      85.23        637
Maryland                            124    32,071,770.00       7.19      6.979         358      84.80        639
Illinois                            102    23,182,472.11       5.20      7.094         358      83.42        647
New Jersey                           76    19,548,205.62       4.38      7.277         358      80.99        604
Arizona                             109    19,160,175.46       4.29      7.006         359      82.88        648
Virginia                             81    18,679,074.49       4.19      6.945         358      83.98        633
Massachusetts                        56    14,614,853.33       3.28      6.892         358      80.63        626
Ohio                                104    14,525,183.27       3.26      6.978         358      86.78        637
Nevada                               52    13,255,920.67       2.97      6.769         358      84.39        649
Indiana                             105    12,388,880.23       2.78      7.082         358      84.56        634
Wisconsin                            68    10,198,657.99       2.29      7.373         359      86.50        635
Georgia                              58     9,724,320.19       2.18      7.146         358      84.98        627
Colorado                             47     8,525,801.12       1.91      6.718         359      83.97        660
Pennsylvania                         63     8,415,426.40       1.89      7.429         358      86.06        613
North Carolina                       60     8,108,193.72       1.82      6.994         358      86.53        636
Missouri                             66     8,057,795.02       1.81      7.184         358      85.99        623
Connecticut                          23     6,010,888.08       1.35      7.359         358      83.82        601
Washington                           27     5,442,364.98       1.22      7.102         357      82.62        622
Rhode Island                         17     4,217,827.53       0.95      7.004         358      84.31        612
Kansas                               38     4,185,426.06       0.94      7.185         358      87.25        639
Texas                                23     3,937,304.75       0.88      7.837         358      89.76        637
Tennessee                            29     3,585,068.13       0.80      6.740         358      87.64        642
Minnesota                            20     3,530,085.29       0.79      6.638         358      81.22        644
South Carolina                       26     3,218,380.13       0.72      7.629         358      88.88        636
Kentucky                             21     2,833,034.88       0.63      6.820         359      83.28        626
Delaware                              9     2,342,197.36       0.52      7.098         359      80.07        593
Utah                                 13     2,214,960.06       0.50      7.431         359      85.93        620
Oregon                               12     2,157,041.87       0.48      7.013         358      85.67        639
Alabama                              14     2,037,318.90       0.46      7.282         359      81.75        613
Oklahoma                              7       994,457.22       0.22      7.463         358      82.34        657
Nebraska                              7       922,503.48       0.21      7.289         359      91.36        658
Maine                                 4       629,822.84       0.14      7.332         358      88.63        633
New Mexico                            4       618,460.12       0.14      7.649         359      85.52        602
Iowa                                  3       569,227.01       0.13      6.937         358      85.31        624
New Hampshire                         2       475,249.83       0.11      6.721         358      82.69        572
Idaho                                 3       441,608.05       0.10      7.991         359      78.67        537
Arkansas                              3       338,949.03       0.08      8.183         359      67.08        562
Vermont                               1       185,100.00       0.04      7.490         358      74.04        618
----------------------------------------------------------------------------------------------------------------
Total:                            2,271   446,191,828.94     100.00      7.084         358      83.11        632
----------------------------------------------------------------------------------------------------------------
Top 3 Zip Code:   92563(0.36996%),91913(0.34330%),89052(0.34126%)
Number of States:   41
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 5  of  8

POPULAR ABS 2005-5                                                      GROUP II
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Gross Margin                      Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
1.500 - 1.999                         5     1,373,326.28       0.31      5.786         359      82.38        648
2.000 - 2.499                        10     2,656,313.50       0.60      6.122         358      78.55        687
2.500 - 2.999                         8     2,057,989.03       0.46      6.515         358      77.90        599
3.000 - 3.499                         5     1,026,399.93       0.23      7.106         358      86.00        591
3.500 - 3.999                        19     5,333,696.25       1.20      7.359         358      81.59        646
4.000 - 4.499                        14     3,353,747.47       0.75      6.686         358      83.18        679
4.500 - 4.999                        39     8,156,990.34       1.83      6.328         358      80.74        650
5.000 - 5.499                       113    27,214,280.10       6.10      6.019         358      82.47        666
5.500 - 5.999                       397    83,292,273.42      18.67      6.544         358      82.29        651
6.000 - 6.499                       507   100,293,715.98      22.48      6.698         358      84.11        642
6.500 - 6.999                       435    85,934,474.45      19.26      7.247         359      83.48        632
7.000 - 7.499                       243    44,665,233.35      10.01      7.653         358      84.37        618
7.500 - 7.999                       288    53,036,226.93      11.89      7.853         358      81.13        589
8.000 - 8.499                        96    14,565,381.45       3.26      8.477         358      86.03        597
8.500 - 8.999                        67     9,769,724.09       2.19      8.784         358      84.08        589
9.000 - 9.499                        21     2,630,258.58       0.59      9.104         358      82.24        581
9.500 - 9.999                         4       831,797.79       0.19      9.202         358      84.58        566
----------------------------------------------------------------------------------------------------------------
Total:                            2,271   446,191,828.94     100.00      7.084         358      83.11        632
----------------------------------------------------------------------------------------------------------------
Min (>0):   1.610
Max:   9.990
Weighted Average (>0):   6.483
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Minimum Interest rate             Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
3.000 - 3.499                         1       129,610.15       0.03      6.690         358      85.00        595
3.500 - 3.999                         3       846,245.54       0.19      6.598         358      81.52        650
4.000 - 4.499                         1       189,713.70       0.04      7.440         358      95.00        621
4.500 - 4.999                        13     2,808,022.09       0.63      5.734         358      82.60        660
5.000 - 5.499                        59    14,075,574.24       3.15      5.889         358      82.98        673
5.500 - 5.999                       208    46,118,556.71      10.34      6.227         358      83.26        652
6.000 - 6.499                       380    81,693,529.94      18.31      6.482         358      82.65        648
6.500 - 6.999                       606   121,620,791.17      27.26      6.850         358      83.20        638
7.000 - 7.499                       342    63,405,423.68      14.21      7.347         358      83.30        636
7.500 - 7.999                       386    72,211,051.66      16.18      7.783         358      82.82        607
8.000 - 8.499                       101    16,647,956.17       3.73      8.269         358      84.43        601
8.500 - 8.999                       103    17,906,318.02       4.01      8.790         358      84.01        578
9.000 - 9.499                        30     3,769,403.53       0.84      8.971         358      85.09        574
9.500 - 9.999                        24     3,358,175.97       0.75      9.625         358      81.43        556
10.000 - 10.499                       4       427,833.11       0.10     10.284         359      81.09        557
10.500 - 10.999                       7       723,358.79       0.16     10.782         358      77.60        552
11.000 - 11.499                       1       104,966.38       0.02     11.490         359      50.00        557
11.500 - 11.999                       2       155,298.09       0.03     11.675         359      80.74        577
----------------------------------------------------------------------------------------------------------------
Total:                            2,271   446,191,828.94     100.00      7.084         358      83.11        632
----------------------------------------------------------------------------------------------------------------
Min (>0):   3.490
Max:   11.990
Weighted Average (>0):   6.926
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 6  of  8

POPULAR ABS 2005-5                                                      GROUP II
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Maximum Interest Rate             Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
10.500 - 10.999                       4       894,754.33       0.20      5.245         358      82.03        635
11.000 - 11.499                      18     4,809,064.70       1.08      5.502         359      78.82        696
11.500 - 11.999                      94    22,854,498.42       5.12      5.898         359      82.83        651
12.000 - 12.499                     120    28,310,907.48       6.35      6.260         358      81.87        647
12.500 - 12.999                     347    76,809,948.01      17.21      6.634         358      82.82        638
13.000 - 13.499                     405    78,983,333.28      17.70      6.778         358      82.91        643
13.500 - 13.999                     589   112,104,538.20      25.12      7.157         358      84.32        633
14.000 - 14.499                     304    53,925,018.48      12.09      7.593         358      83.89        629
14.500 - 14.999                     204    34,363,519.03       7.70      8.154         358      83.83        613
15.000 - 15.499                      65     8,231,842.24       1.84      8.662         358      83.61        588
15.500 - 15.999                      49     7,262,694.52       1.63      9.108         358      82.97        571
16.000 - 16.499                      15     1,746,804.08       0.39      9.369         359      84.79        595
16.500 - 16.999                      20     5,614,426.25       1.26      7.460         359      78.74        626
17.000 - 17.499                       8     1,835,345.44       0.41      7.809         358      74.13        590
17.500 - 17.999                      19     4,966,323.33       1.11      8.130         358      77.33        547
18.000 - 18.499                       2       896,242.42       0.20      8.333         359      78.69        583
18.500 - 18.999                       7     2,148,217.08       0.48      8.737         358      68.66        532
19.000 - 19.499                       1       434,351.65       0.10      9.490         357      79.82        508
----------------------------------------------------------------------------------------------------------------
Total:                            2,271   446,191,828.94     100.00      7.084         358      83.11        632
----------------------------------------------------------------------------------------------------------------
Min (>0):   10.500
Max:   19.490
Weighted Average (>0):   13.628
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Initial Periodic Rate Cap         Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
1.000                                 2       156,713.78       0.04      9.639         357      84.31        568
1.500                                15     3,295,232.07       0.74      7.109         358      82.30        616
2.000                                 8     1,831,401.79       0.41      7.439         359      87.85        691
3.000                             2,244   440,483,680.94      98.72      7.081         358      83.09        632
3.250                                 1       271,999.84       0.06      6.750         356      89.18        689
4.950                                 1       152,800.52       0.03      8.240         358     100.00        650
----------------------------------------------------------------------------------------------------------------
Total:                            2,271   446,191,828.94     100.00      7.084         358      83.11        632
----------------------------------------------------------------------------------------------------------------
Min (>0):   1.000
Max:   4.950
Weighted Average (>0):                 2.985
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Subsequent Periodic Rate Cap      Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
1.000                             2,080   402,806,742.87      90.28      7.116         358      83.19        629
1.500                               104    23,880,964.31       5.35      6.765         359      84.35        653
2.000                                87    19,504,121.76       4.37      6.807         357      80.02        674
----------------------------------------------------------------------------------------------------------------
Total:                            2,271   446,191,828.94     100.00      7.084         358      83.11        632
----------------------------------------------------------------------------------------------------------------
Min (>0):   1.000
Max:   2.000
Weighted Average (>0):                 1.070
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 7  of  8

POPULAR ABS 2005-5                                                      GROUP II
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
DTI                               Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
0.00 - 4.99                           1        98,838.82       0.02      7.050         358     100.00        649
10.00 - 14.99                         9     1,725,045.15       0.39      7.356         358      87.21        647
15.00 - 19.99                        19     3,672,072.64       0.82      7.329         358      81.99        626
20.00 - 24.99                        58     8,690,084.29       1.95      7.268         358      83.37        636
25.00 - 29.99                        95    15,067,509.17       3.38      7.208         358      82.65        627
30.00 - 34.99                       199    34,644,082.26       7.76      7.073         358      82.70        631
35.00 - 39.99                       317    59,346,216.73      13.30      7.028         358      82.67        633
40.00 - 44.99                       523   102,556,713.05      22.98      7.008         358      83.12        638
45.00 - 49.99                       780   161,174,346.21      36.12      7.100         358      83.20        632
50.00 - 54.99                       251    55,260,124.71      12.38      7.144         358      83.59        621
55.00 - 59.99                        18     3,846,995.33       0.86      7.337         358      83.85        606
60.00 >=                              1       109,800.58       0.02      6.500         358      60.44        557
----------------------------------------------------------------------------------------------------------------
Total:                            2,271   446,191,828.94     100.00      7.084         358      83.11        632
----------------------------------------------------------------------------------------------------------------
wa DTI:   42.98
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 8  of  8